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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        ---------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2004

                         Commission File Number 0-21511


                                V-ONE Corporation
                                -----------------
                           (Exact name of registrant)


        Delaware                                          52-1953278
-----------------------                     ------------------------------------
(State of incorporation)                    (I.R.S. Employer Identification No.)


           20300 Century Blvd., Suite 200, Germantown, Maryland 20874
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (301) 515-5200
                                 --------------
                         (Registrant's telephone number)






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ITEM 5. OTHER EVENTS.


         On May 19, 2004, V-ONE Corporation ("V-ONE") signed a letter of intent with SteelCloud Inc. ("SteelCloud"), for SteelCloud to acquire V-ONE in an all stock transaction. The letter of intent is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. Also attached hereto as Exhibit 99.2 and herein incorporated by reference is a press release issued by V-ONE and SteelCloud, dated May 20, 2004, announcing the execution of the letter of intent.

         Certain statements contained in the press release, including statements regarding the anticipated transaction with SteelCloud, are forward-looking statements (as such term is defined under the federal securities laws), are based on current expectations and assumptions and are subject to risks and uncertainties, many of which are outside the control of V-ONE. Actual results could differ materially as a result of many factors, including, but not limited to, the inability of the parties to agree upon the terms of definitive transaction documents, to secure any required approvals or consents or otherwise to complete the transaction in a timely manner, and other factors listed in V-ONE's Securities and Exchange Commission filings, including its report on Form 10-Q for the fiscal quarter ended March 31, 2004 and its report on Form 10-K for the fiscal year ended December 31, 2003.


ITEM 7. EXHIBITS.

Exhibit 99.1       Letter of intent dated May 19, 2004

Exhibit 99.2       Press release dated May 20, 2004







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           V-ONE CORPORATION

Dated:  May 20, 2004                  By:  /s/ Margaret E. Grayson
                                           -------------------------------------
                                           Margaret E. Grayson
                                           President and Chief Executive Officer